UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2007
NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive		37604
Johnson City, Tennessee		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (423) 743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFT 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

ITEM 8.01 OTHER
The Company announced a $25 million share repurchase program which became effective for one year beginning September 13, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
Exhibit Number     Description of Exhibit
99.1                         Press Release of NN, Inc. dated September 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: September 13, 2007	By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President - Corporate Development and Chief Financial Officer